SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 21, 2003

Washington Mutual, Inc.

(Exact name of registrant as specified in its charter)

Washington	1-14667	91-1653725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Third Avenue, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

(206) 461-2000

(Registrant’s telephone number, including area code)

Item 7.	Exhibits

(c) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description
99.1	Press release text of Washington Mutual, Inc. dated October 21, 2003.
99.2	Financial supplement of Washington Mutual, Inc.

Item 12.	Results of Operations and Financial Condition

On October 21, 2003, Washington Mutual, Inc. issued a press release regarding its results of operations and financial condition for the quarterly period ended September 30, 2003. The text of the press release is included as Exhibit 99.1 to this report and the financial supplement is included as Exhibit 99.2 to this report. The information included in the press release text and the financial supplement is considered to be “furnished” under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses for the quarterly period ended September 30, 2003, as part of its Form 10-Q covering that period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASHINGTON MUTUAL, INC.

Dated: October 21, 2003	By:	/s/ FAY L. CHAPMAN

Fay L. Chapman Senior Executive Vice President and General Counsel